Target Large Capitalization Value Portfolio
Large Capitalization Value Portfolio
Class T: TALVX
Class R: TLVRX

Summary Prospectus	February 25, 2011

Before you invest, you may want to review the Portfolio's Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Portfolio online at www.prudential.com. You can also get this information at no cost by calling 1-800-225-1852 or by sending an e-mail to: prudentialtargetlargecapvalueportfolio@prudentialfundsemail.com

The Portfolio's Prospectus and SAI, both dated February 25, 2011, and the Portfolio's most recent shareholder report, dated October 31, 2010, are all incorporated by reference into this Summary Prospectus.

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INVESTMENT OBJECTIVE

The investment objective of the Portfolio is total return consisting of capital appreciation and dividend income.

PORTFOLIO FEES AND EXPENSES

These tables show the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
Shareholder Fees (paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)(as a percentage of the lower of original purchase price or sale proceeds)	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None
Redemption fee	None
Exchange fee	None

Annual Portfolio Operating Expenses % (expenses that you pay each year as a percentage of the value of your investment)
	Class T	Class R
Management Fees	.60	.60
+Distribution and service (12b-1) fees	None	.75
+Other expenses	.21	.21
=Total Annual Fund Operating Expenses	.81	1.56
- Distribution Fee waiver or expense reimbursement	None	(.25)
= Net annual Portfolio operating expenses	.81	1.31

Example. The following hypothetical example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class T	$83	$259	$450	$1,002	$83	$259	$450	$1,002
Class R	$133	$468	$826	$1,835	$133	$468	$826	$1,835

° The distributor of the Portfolio has contractually agreed through February 29, 2012 to reduce its distribution and service (12b-1) fees for the Portfolio's Class R shares to .50 of 1% of the average daily net assets of the Class R shares of the Portfolio. This waiver may not be terminated by the distributor prior to February 29, 2012, and may be renewed, modified or discontinued thereafter. The decision on whether to renew, modify or discontinue the waiver is subject to review by the distributor and the Portfolio's Board of Trustees.

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year, the Portfolio's portfolio turnover rate was 32% of the average value of its portfolio. Future portfolio turnover could be higher or lower.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio seeks investments that will increase in value as well as pay the Portfolio dividends. To achieve our objective, we invest in large company stocks that we believe are undervalued, and have an above-average potential to increase in price, given the company's sales, earnings, book value, and cash flow. The Portfolio normally invests at least 80% of its investable assets in common stocks and securities convertible into common stocks of large companies. Large companies are defined as companies with market capitalizations like those in the Russell 1000 Index. As of January 31, 2011, the Russell 1000 Index median market capitalization was approximately $5.4 billion, and the largest company by market capitalization was $411.2 billion. Market capitalization is measured at the time of purchase.

Although the Portfolio invests primarily in common stocks of U.S. companies, the portfolio may also purchase common stocks of foreign companies. The Portfolio may also invest in American Depositary Receipts (ADRs), American Depositary Shares (ADSs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). ADRs, ADSs, GDRs and EDRs are certificates - usually issued by a bank or trust company - that represent an equity investment in a foreign company. ADRs and ADSs are issued by U.S. banks and trust companies and are valued in U.S. dollars. EDRs and GDRs are issued by foreign banks and trust companies and are usually valued in foreign currencies.

The Portfolio may also invest in other equity securities, including, but not limited to, exchange-traded funds, convertible securities, preferred stock and real estate investment trusts.

Principal Risks of Investing in the Portfolio. All investments have risks to some degree. Please remember that an investment in the Portfolio is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.

Recent Market Events. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in the recent past. The financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser(s). These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Risk of increase in expenses. Your actual cost of investing in the Portfolio may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if a voluntary fee waiver is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Equity Market Risk. There is the risk that the price of a particular stock owned by the Portfolio could go down. Generally, the stock price of large companies is more stable than the stock price of smaller companies, but this is not always the case. In addition to an individual stock losing value, the value of a market sector or of the equity markets as a whole could go down. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Style Risk. The risk that the particular investment style followed by the Portfolio may be out of favor for a period of time.

Investments in Foreign Securities. Investing in foreign securities presents additional risks, as discussed below:

  Foreign Market Risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

  Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by the Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If the Portfolio does not correctly anticipate changes in exchange rates, certain hedging activities may also cause the Portfolio to lose money and reduce the amount of income available for distribution.

  Political developments. Political developments may adversely affect the value of the Portfolio's foreign securities.

Derivatives Risk. The Portfolio may use derivatives, including futures and options, as a principal investment strategy to improve its returns or as a hedge to protect their assets. Derivatives present additional risks. Using derivatives as a return-enhancement strategy may be unsuccessful. When used for hedging purposes, the change in value of the derivatives may not fully offset the corresponding changes in value of the underlying positions. In either case, this could result in losses to the Portfolio that would not otherwise have occurred.

For more information on the risks of investing in this Portfolio, please see Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.

The Portfolio's Past Performance. A number of factors - including risk - can affect how the Portfolio performs. The following charts show the Portfolio's performance for each full calendar year of operation or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns tables demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual total returns compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Portfolio will achieve similar results in the future. Updated Portfolio performance is available online at www.prudential.com.
Annual Total Returns % (Class T Shares)
Best Quarter: 2nd Quarter 2003 20.10% Worst Quarter: 4th Quarter 2008 -23.94%

Average Annual Total Returns % (as of 12/31/2010)
	One Year	Five Years	Ten Years	Since Inception
Class T Shares
Return Before Taxes	13.20	-1.06	3.66	N/A
Return After Taxes on Distributions	12.92	-2.17	2.60	N/A
Return After Taxes on Distributions and Sale of Portfolio Shares	8.94	-0.96	3.00	N/A
Class R Shares
Return Before Taxes	12.62	N/A	N/A	-3.42
Index (reflects no deduction for fees, expenses or taxes)
Russell 1000 Value Index	15.51	1.28	3.26	N/A
S&P 500 Index	15.08	2.29	1.42	N/A
Lipper Average	12.96	0.88	2.61	N/A

°After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The "Return After Taxes on Distributions and Sale of Portfolio Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Portfolio shares, a tax deduction is provided that benefits the investor.

MANAGEMENT OF THE PORTFOLIO

Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Eaton Vance Management	Michael R. Mach	Vice President	December 2008
		Matthew F. Beaudry	Vice President	February 2010
		John D. Crowley	Vice President	February 2010
		Stephen J. Kaszynski	Vice President	February 2010
	Hotchkis and Wiley Capital Management, LLC	Sheldon Lieberman	Principal & Portfolio Manager	August 2000
		George Davis	Principal, Portfolio Manager & CEO	April 2006
		Patricia McKenna	Principal & Portfolio Manager	April 2006
		Scott McBride	Portfolio Manager	October 2009
		Judd Peters	Portfolio Manager	October 2009
	NFJ Investment Group LLC	Ben J. Fischer, CFA	Managing Director, Portfolio Manager	December 2005
		Paul A. Magnuson	Managing Director, Portfolio Manager	December 2005
		Thomas Oliver, CPA, CFA	Senior Vice President, Portfolio Manager	September 2008
		R. Burns McKinney, CFA	Senior Vice President, Portfolio Manager	September 2010
		Jeff Reed, CFA	Portfolio Manager	February 2011
		Jonathon Miller	Portfolio Manager	February 2011

BUYING AND SELLING PORTFOLIO SHARES

Shares may be purchased only on days the New York Stock Exchange (the NYSE) is open for trading. Shares are purchased at the next net asset value per share calculated after the Portfolio's distributor or after an agent appointed by the distributor receives the order, in proper form, plus any initial sales charge that applies. The Portfolio calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading.

Shares of the Portfolio are offered only to a limited group of investors. Investors are not required to pay an initial sales charge or contingent deferred sales charge. There is no minimum purchase amount. In order to purchase shares of the Portfolio, you must have a securities account with a broker-dealer, financial intermediary or financial adviser that is permitted to buy or sell Portfolio shares.

Shares of the Portfolio may be sold by contacting your financial adviser or registered representative.

For more information on how to buy and sell shares of the Portfolio, see How to Buy, Sell and Exchange Shares of the Trust in the Prospectus.

TAX INFORMATION

Dividends, Capital Gains and Taxes. The Portfolio's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION

Potential Conflicts of Interest. If you purchase Portfolio shares through a financial services firm, the Portfolio, the Manager, or their related companies may pay the financial services firm for the sale of Portfolio shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Portfolio over another investment. Ask your financial services firm or representative for more information or visit your firm's website.

By Mail:	Prudential Mutual Fund Services LLC, PO Box 9658, Providence, RI 02940
By Telephone:	800-225-1852 or 973-367-3529 (outside the US)
On the Internet:	www.prudential.com

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